FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVE., SUITE 1000
                            OKLAHOMA CITY, OK 73102
G.M.  FULLER  (1920-1999)                                TELEPHONE: 405-235-2575
JERRY TUBB                                               FACSIMILE: 405-232-8384
DAVID  POMEROY
TERRY  STOKES
  ---------


OF  COUNSEL:
MICHEL  A.  BICKFORD                                     THOMAS J. KENAN E-MAIL:
THOMAS  J.  KENAN                                          kenan@ftpslaw.com
ROLAND  TAGUE
DAN  M.  PETERS

                                  March 8, 2004


Securities  and  Exchange  Commission
Division  of  Corporation  Finance
Pamela  A.  Long,  Assistant  Director
ATTENTION  GEORGE  F.  OHSIEK,  JR.
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re:  Amendment  1  to  Current  Report  on  Form  8-K
          Filed  February  6,  2004
          TS  Electronics,  Inc  (formerly  named  "Softstone  Inc.")
          Commission  File  No.  0-29523

Dear  Ms.  Long:

As counsel to TS Electronics, Inc., I enclose Amendment No. 1 to its Form 8-K in response to your comment letter dated February 26, 2004. The following responses are made to your comments. The responses are keyed to your comments.

Form  8-K  filed  on  February  6,  2004
----------------------------------------

Exhibit  16:
------------

     The next-to-last paragraph of Item 4 has been revised, and Exhibit 16.2 is filed with this amendment.

Engagement  of  new  accountant:
--------------------------------

     The last paragraph of Item 4 has been revised to include all of the disclosures required by Item 304(a)(2) of Regulation S-B.

We  are  providing  you  three  marked  courtesy copies of the amended document.

Securities and Exchange Commission
March 8, 2004
Page 2


If there are questions or matters that could be resolved more effectively by telephone, please call me at 405-235-2575. My fax number is 405-232-8384.

Sincerely,


/s/  Thomas  J.  Kenan

Thomas  J.  Kenan

Attachment

cc:  Keith  Boyd  (w/enclosure)
     Kabani  &  Co.  (w/enclosure)
     Evans,  Gaither  &  Associates,  PLLC  (w/enclosure)

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                          AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): February 4, 2004




                              T S Electronics, Inc.
                       (formerly known as Softstone Inc.)
             (Exact name of registrant as specified in its charter)




                                    Delaware
                            (State of Incorporation)

                                    000-29523
                            (Commission File Number)

                                   73-1564807
                           (IRS Employer I.D. Number)

                                111 Hilltop Lane
                              Pottsboro, TX 75076
                                 (903) 786-9618
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
------------------------------------------------------------

     On February 4, 2004 Kabani & Company, Inc. of Fountain Valley, California, the principal independent accountants of TS Electronics, Inc., formerly Softstone Inc., resigned. Kabani & Company had been engaged as TS Electronics' and previously Softstone's principal independent accountants since September 5, 2002, when it replaced Hogan & Slovacek of Oklahoma City and Tulsa as Softstone's principal independent accountants. See Softstone's Form 8-K filed with the Commission on September 11, 2002 (Commission File No. 000-29523).

     The report of Kabani & Company on the financial statements of TS Electronics for its fiscal year ended June 30, 2003 contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about TS Electronics' ability to continue as a going concern for the fiscal year ended June 30, 2003, were not otherwise modified as to uncertainty, audit scope, or accounting principles during the period of its engagement (September 5, 2002) to February 4, 2004, the date of resignation. Similarly, the reports of Kabani & Company and Hogan & Slovacek on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for each of the fiscal years ended June 30, 2002 and 2001, were not modified as to uncertainty, audit scope, or accounting principles during such past two years or the interim period to February 4, 2004, the date of resignation.

     During the past two years or interim periods prior to February 4, 2004, there were no disagreements between TS Electronics or Softstone and either Kabani & Company or Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Kabani & Company's or Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.


     TS Electronics provided Kabani & Company with a copy of the disclosures it makes in this Form 8-K and requested Kabani & Company to furnish a letter addressed to the Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Such a letter is filed as an exhibit to this Form 8-K.

     On February 4 2004, TS Electronics engaged Evans, Gaither & Associates, PLLC of Oklahoma City, Oklahoma as its new principal accountant to audit its consolidated financial statements. TS Electronics did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements.


Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)     Financial  Statements.
        ----------------------

        None

(b)     Exhibits.
        ---------

        Number               Description

16 Letter of August 27, 2001 of Grant Thornton LLP agreeing with the statements made in the Form 8-K filed on August 27, 2001 by Softstone Inc., concerning Softstone's change of principal independent accountants.*

16.1 Letter of September 9, 2002 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on September 11, 2002 by Softstone Inc., concerning Softstone's change of principal independent accountants.**


16.2 Letter of March 8, 2004 of Kabani & Company, Inc. agreeing with the statements made in this Amendment No. 1 to Form 8-K by TS Electronics, Inc., concerning TS Electronics' change of principal independent accountants.


* Previously filed by Softstone Inc. on August 27, 2001, Commission File No. 000-19523, EDGAR Accession Number 0001060830-01-500091; incorporated herein by reference.

** Previously filed by Softstone Inc. on September 11, 2002, Commission File No. 000-19523, EDGAR Accession Number 0001060830-02-000155; incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TS  Electronics,  Inc.


                                   By:/s/  Keith  P.  Boyd
March  8,  2004                       ------------------------------------------
                                      Keith  P.  Boyd,  President  and  Director

                              TS Electronics, Inc.

                          Commission File No. 000-29523


                                  EXHIBITS TO
                          AMENDMENT NO. 1 TO FORM 8-K
                                 CURRENT REPORT
       Date of Report (date of earliest event reported): February 4, 2004


The  following  exhibits  are  filed  with  this  Form  8-K:

Number              Description

16 Letter of August 27, 2001 of Grant Thornton LLP agreeing with the statements made in the Form 8-K filed on August 27, 2001 by Softstone Inc., concerning Softstone's change of principal independent accountants.*

16.1 Letter of September 9, 2002 of Hogan & Slovacek agreeing with the statements made in the Form 8-K filed on September 11, 2002 by Softstone Inc., concerning Softstone's change of principal independent accountants.**

16.2 Letter of March 8, 2004 of Kabani & Company, Inc. agreeing with the statements made in this Amendment No. 1 to Form 8-K by TS Electronics, Inc., concerning TS Electronics' change of principal independent accountants.


* Previously filed by Softstone Inc. on August 27, 2001, Commission File No. 000-19523, EDGAR Accession Number 0001060830-01-500091; incorporated herein by reference.

** Previously filed by Softstone Inc. on September 11, 2002, Commission File No. 000-19523, EDGAR Accession Number 0001060830-02-000155; incorporated herein by reference.

                             KABANI & COMPANY, INC.
                          Certified Public Accountants
                          8700 Warner Avenue, Suite 200
                        Fountain Valley, California 92708
                             Telephone 714-849-1543
                                Fax 714-596-0303
                           e-mail: hamid@kabanico.com









Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:  TS  Electronics,  Inc.  (formerly  Softstone  Inc.)
     SEC  File  No.  0-29523

Gentlemen:

We have read Item 4 of the Amendment No. 1 to Form 8-K of TS Electronics, Inc. dated February 4, 2004 and agree with the statements concerning our Firm contained therein.

                                Very truly yours,



                                /s/  Kabani  &  Company,  Inc.

                                Kabani  &  Company,  Inc.



Fountain  Valley,  California
March  8,  2004